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                                                                   EXHIBIT 10.19
                            SUBORDINATION AGREEMENT
                            -----------------------

     SUBORDINATION AGREEMENT, dated as of April 17, 2001 (the "Agreement"), made by Hudson Respiratory Care Inc. (the "Borrower"), FS Equity Partners IV, L.P., a Delaware limited partnership, and the additional parties signatory hereto (collectively, the "Subordinated Creditors"), and Bankers Trust Company, as Administrative Agent for the Lenders (collectively the "Lenders") from time to time party to the Credit Agreement (as defined below) (in such capacity, the "Administrative Agent").

                                 RECITALS

     A. The Borrower previously entered into that certain Credit Agreement dated as of April 7, 1998 among the Borrower, River Holding Corp., the Lenders party thereto (the "Lenders"), Salomon Brothers Inc, as Arranger, Advisor and Syndication Agent, and Bankers Trust Company, as Administrative Agent and Collateral Agent, as amended (the "Credit Agreement") whereby the Lenders agreed to extend credit to the Borrower upon the terms and conditions contained in the Credit Agreement.

     B. The Borrower is contemplating borrowing up to an aggregate of $15.0 million from the Subordinated Creditors pursuant to one or more Senior Subordinated Convertible Promissory Notes dated as of the date of this Agreement or of a subsequent date made by the Borrower in favor of the Subordinated Creditors (collectively, and together with any accrued interest thereon, the "Subordinated Debt").

     C. The Subordinated Creditors and the Borrower have agreed that the Subordinated Debt will be subordinated to the Senior Debt (as defined in Section
                                                                         -------
1).
-

     D. The Subordinated Creditors desire to subordinate the Subordinated Debt at any time owed to such Subordinated Creditors to the Senior Debt in accordance with the provisions of this Agreement.

     NOW, THEREFORE, in consideration of the premises, the Subordinated Creditors and the Borrower hereby agree as follows:

                                 AGREEMENT

     1.  Agreement to Subordinate.  The Subordinated Creditors and Borrower
         ------------------------
agree that the Subordinated Debt is and shall be subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full in cash of the Senior Debt.

     "Senior Debt" of the Borrower means (a) all obligations consisting of the principal, accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower to the extent post-filing interest is
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allowed in such proceeding) and fees and other amounts payable by the Borrower to the Administrative Agent or the Lenders from time to time under the Credit Documents (as defined in the Credit Agreement) in respect of indebtedness of the Borrower under the Credit Documents; and (b) all obligations of the Borrower (i) for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction with respect to the Credit Documents; and (ii) under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, foreign currency exchange agreement or other interest or exchange rate hedging agreement entered into with respect to the Credit Documents designed to protect against fluctuations in interest rates.

     2.  No Payment on the Subordinated Debt.  Unless and until the Senior Debt
         -----------------------------------
and all other obligations of Borrower with respect to the Senior Debt are paid in full in cash, the Subordinated Creditors hereby agree not to accept, ask, demand, sue for, take, create or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner (including without limitation from or by way of collateral), payment of all or any of the Subordinated Debt. The parties hereto acknowledge that at the option of the Borrower, interest on the Subordinated Debt may (a) be paid semi-annually on each April 15 and October 15, beginning on October 15, 2001 (each such semi-annual date that an interest payment is due, an "Interest Payment Date") but only through the issuance on any Interest Payment Date of an additional promissory note of equal ranking to the Subordinated Debt and on the same terms and conditions provided for therein, such additional promissory note to be issued in a principal amount that corresponds with the amount of the interest payment that would otherwise be due on such Interest Payment Date or (b) accrue, such accruing amount to be compounded semi-annually.

     3.  In Furtherance of Subordination.  The Subordinated Creditors hereby
         -------------------------------
agree as follows:

         a. Upon any distribution of all or any of the assets of the Borrower to creditors of the Borrower, in connection with any bankruptcy, reorganization, insolvency or other similar proceeding (a "Proceeding"), any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Debt shall be paid or delivered directly to the Administrative Agent in such capacity.

         b.  If any Proceeding is commenced by or against the Borrower:

             i. The Administrative Agent is hereby irrevocably authorized and empowered, but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection 3.1 above and give acquittance therefor and to file claims and proofs of claim and take such other actions (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of its rights or interests hereunder; and

                                       2
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             ii.  The Subordinated Creditors shall duly and promptly take such action as the Administrative Agent may request (A) to collect the Subordinated Debt for account of the Administrative Agent and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Administrative Agent on behalf of the Lenders such powers of attorney, assignment, or other instruments as it may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

         c. All payments or distributions upon or with respect to the Subordinated Debt which are received by any Subordinated Creditor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Administrative Agent on behalf of the Lenders, shall be segregated from other funds and property held by such Subordinated Creditor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of Senior Debt in accordance with its terms.

         d. The Administrative Agent is hereby authorized to demand specific performance of this Agreement, whether or not the Borrower shall have complied with any of the provisions hereof applicable to it, at any time when any Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. The Subordinated Creditors hereby irrevocably waive any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

     4.  No Commencement of Any Proceeding.  Each Subordinated Creditor agrees
         ---------------------------------
that, so long as any of the obligations under the Senior Debt shall remain unpaid, such Subordinated Creditor will not commence, or join with any creditor other than the Administrative Agent in commencing, any Proceeding.

     5.  Rights of Subrogation.  The Subordinated Creditors agree that no
         ---------------------
payment or distribution to the Administrative Agent pursuant to the provisions of this Agreement shall entitle any Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Senior Debt has been paid in full in cash.

     6.  Subordination Legend; Further Assurances.  The Subordinated Creditors
         ----------------------------------------
and the Borrower will cause each instrument evidencing Subordinated Debt to be endorsed with the following legend:

     "THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AGREEMENT

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

     DATED AS OF APRIL 17, 2001 BY THE MAKER HEREOF AND PAYEE NAMED HEREIN IN FAVOR OF BANKERS TRUST COMPANY, AS ADMINISTRATIVE AGENT FOR THE LENDERS UNDER THE CREDIT AGREEMENT REFERRED TO IN SUCH SUBORDINATION AGREEMENT."

The Subordinated Creditors and the Borrower will further mark their respective books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Debt which is not evidenced by any instrument, upon the Administrative Agent's written request, cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend. The Subordinated Creditors will upon the Administrative Agent's request deliver to the Administrative Agent true and correct copies of all instruments, if any, evidencing Subordinated Debt. The Subordinated Creditors and the Borrower will, at their expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that, may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder.

     7.  No Change in or Disposition of Subordinated Debt.  The Subordinated
         ------------------------------------------------
Creditors will not, without the consent of the Administrative Agent:

         a. Cancel or otherwise discharge any of the Subordinated Debt (except upon (a) payment in full in cash thereof paid to the Administrative Agent as contemplated by Section 3.3 or (b) conversion of the Subordinated Debt into common stock of the Borrower in accordance with the terms of the Subordinated
Debt) or subordinate any of the Subordinated Debt to any indebtedness of the Borrower other than the Senior Debt;

         b. Sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt, except that the Subordinated Creditors may transfer up to $1,000,000 in principal amount of Subordinated Debt within thirty (30) days of the date hereof, provided that, in connection with such transfer, such transferee executes a counterpart of the signature page to this Agreement evidencing such transferee's agreement to be bound by the provisions of this Agreement; or

         c. Permit the terms of any of the Subordinated Debt to be changed in any manner other than changes that only extend the maturity of or lower the interest rate on the Subordinated Debt.

     8.  Agreements by the Borrower.  The Borrower agrees that it will not make
         --------------------------
any payment of any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement.

     9.  Obligations Hereunder Not Affected.  All rights and interests of the
         ----------------------------------
Administrative Agent hereunder, and all agreements and obligations of the Subordinated

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Creditors and the Borrower under this Agreement, shall remain in full force and effect irrespective of:

             i. any lack of validity or enforceability of the Senior Debt or any agreement or instrument relating thereto;

             ii. any change in the time, manner of place of payment of, or in any other term of the Senior Debt, or any other amendment or waiver of or any consent to departure from the Senior Debt;

             iii. any taking and holding of any collateral or security or additional guarantees for all or any of the Senior Debt; or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any collateral or such guarantees, or any non-perfection of any collateral, or any consent to departure from any such guaranty;

             iv. any manner of application of collateral or proceeds thereof, to all or any of the Senior Debt, or the manner of sale of any collateral or other security;

             v. any consent by the Administrative Agent to the change, restructure or termination of the partnership structure or existence of the Borrower and any corresponding restructure of the Senior Debt, or any other restructure or refinancing of the Senior Debt or any portion thereof;

             vi. any modification, compounding, compromise, settlement, release by the Administrative Agent, collection or other liquidation of the Senior Debt or of any collateral or security in whole or in part, and any refusal of payment to the Administrative Agent in whole or in part, from any obligor or guarantor in connection with any of the Senior Debt, whether or not with notice to, or further assent by, or any reservation of rights against, the Subordinated Creditors; or

             vii. any other circumstance (including, but not limited to, any statute of limitations) which might otherwise constitute a defense available to, or a discharge of the Borrower or the Subordinated Creditors.

     Without limiting the generality of the foregoing, the Subordinated Creditors hereby consent to, and hereby agree, that the rights of the Administrative Agent hereunder, and the enforceability hereof, shall not be affected by any and all releases of any collateral or security from the liens and security interests created by any security agreement, pledge agreement or other agreement whether for purposes of sales or other dispositions of assets or for any other purpose. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

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     10.  Waiver.
          ------

          a. The Subordinated Creditors and the Borrower hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt and this Agreement and any requirement that the Administrative Agent protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any collateral or security.

          b. The Subordinated Creditors and the Borrower hereby waive any right to require the Administrative Agent to proceed against any party hereto or any other Person, or proceed against or exhaust any collateral or security, or pursue any other remedy in the power of the Administrative Agent or any other Person.

          c. The Subordinated Creditors and the Borrower agree that the Administrative Agent, in its sole discretion, without notice or demand and without affecting the enforceability of this Agreement, may foreclose on any deed of trust or mortgage securing all or a portion of the Senior Debt and the interests in real property secured thereby by nonjudicial sale; and the Subordinated Creditors and the Borrower hereby waive any defense to the enforceability hereof by the Administrative Agent against the Subordinated Creditors or the Borrower after a nonjudicial sale even though the Subordinated Creditors' right of subrogation may be altered, impaired or extinguished thereby.

     11.  Representations and Warranties.  Each of the Subordinated Creditors
          ------------------------------
and the Borrower hereby represents and warrants as follows:

          a. The Subordinated Debt (i) has been duly authorized by the Borrower as applicable, (ii) has not been, and will not be, amended or otherwise modified and (iii) constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms. There exists no default in respect of any such Subordinated Debt.

          b. The Subordinated Creditors own the Subordinated Debt free and clear of any lien, security interest, charge or encumbrance or any rights of others.

     12.  Amendments, Etc.  No amendment or waiver of any provision of this
          ---------------
Agreement nor consent to any departure by the Subordinated Creditors or the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (as defined in the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     13.  Expenses.  The Subordinated Creditors and the Borrower jointly and
          --------
severally agree to pay, upon demand, to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Administrative

Agent may incur in connection with the exercise or enforcement of any of its rights or interests hereunder.

     14.  Addresses for Notices.  All notices, requests, demands and other
          ---------------------
communications provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including telex, or telecopied communications) and shall be sent by mail (by registered or certified mail, return receipt requested), telex, telecopier or hand delivery:

          a. If to any Subordinated Creditor or the Borrower, to it at its address set forth on the signature pages hereof or at such other address as shall be designated by it in a written notice to the Administrative Agent complying as to delivery with the terms of this Section; or

          b. If to the Administrative Agent, addressed to it at the address for notices to the Administrative Agent provided in the Credit Agreement.

All such notices, requests, demands and other communications shall be effective
(a) when mailed, on the earlier of receipt or the third Business Day after being deposited in the mails with postage prepaid, (b) when sent by telex, upon confirmation by telex answerback, (c) when sent by telecopy, upon receipt thereof, and (d) upon personal delivery thereof.

     15.  References to the Administrative Agent.  Any reference herein to "the
          --------------------------------------
Administrative Agent" shall be a reference herein to the Administrative Agent or any successor administrative agent appointed pursuant to the terms of the Credit Agreement. It is understood and agreed that the Administrative Agent is not required to act or to refrain from acting without the consent of the Required Lenders to the extent such consent is required by the Credit Agreement.

     16.  No Waiver; Remedies.  No failure on the part of the Administrative
          -------------------
Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     17.  Continuing Agreement.  This Agreement is a continuing agreement and
          --------------------
shall (i) remain in full force and effect until the Senior Debt shall have been paid in full in cash, (ii) be binding upon the Subordinated Creditors and the Borrower and their respective successors and assigns, and (iii) inure to the benefit of, and shall be enforceable by the Administrative Agent and its respective successors, transferees and assigns.

     18.  Counterparts.  This Agreement may be signed in any number of
          ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective as to each party hereto after a counterpart hereof shall have been signed by such party.

     19.  Waiver of Jury Trial.  The Subordinated Creditors and the Borrower
          --------------------
hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

     20.  Governing Law.  This Agreement shall be governed by, and construed in
          -------------
accordance with, the laws of the State of New York.

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     WITNESS WHEREOF, the Subordinated Creditors and the Borrower have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

BORROWER:                     HUDSON RESPIRATORY CARE INC.


                              By:  /s/ Patrick G. Yount
                                   ---------------------------
                              Title:  Chief Financial Officer
                                      ------------------------

                              Address:

                              c/o Hudson Respiratory Care Inc.
                              --------------------------------
                              27711 Diaz Road
                              --------------------------------
                              Temecula, California 92590
                              --------------------------------


ADMINISTRATIVE AGENT:         BANKERS TRUST COMPANY, in its capacity as
                              Administrative Agent under the Credit Agreement

                              By:  /s/ Mary Jo Jolly
                                   ---------------------------
                              Title:  Assistant Vice President
                                      ------------------------


SUBORDINATED                  FS EQUITY PARTNERS IV, L.P.
CREDITORS:

                              By:  FS CAPITAL PARTNERS, LLC, General Partner

                                   By:  /s/ Jon D. Ralph
                                        -----------------------

                                         By:   Jon D. Ralph
                                               ----------------
                                         Title:  Vice President
                                                 --------------

                              Address:
                              c/o Freeman Spogli & Co. Incorporated
                              11100 Santa Monica Boulevard, Suite 1900
                              Los Angeles, California  90025
                              Attention:  Mr. Jon D. Ralph

                                  ADDITIONAL
                                  ----------
                            SUBORDINATED CREDITORS
                            ----------------------


Address:                                THE HELEN HUDSON LOVAAS SEPARATE
                                        PROPERTY TRUST U/D/T DATED
c/o Hudson Respiratory Care             JULY 17, 1997
---------------------------
27711 Diaz Road
---------------------------
Temecula, CA 92590
---------------------------
                                        By:  /s/ Helen Hudson Lovaas
                                             ----------------------------
                                             Helen Hudson Lovaas, Trustee

Address:

c/o Hudson Respiratory Care                  /s/ Richard W. Johansen
---------------------------                  ----------------------------
27711 Diaz Road                              Richard W. Johansen
---------------------------
Temecula, CA 92590
---------------------------


Address:

c/o Hudson Respiratory Care                  /s/ Jay R. Ogram
---------------------------                  ----------------------------
27711 Diaz Road                              Jay R. Ogram
---------------------------
Temecula, CA 92590
---------------------------


Address:

c/o Hudson Respiratory Care                  /s/ Lougene Williams
---------------------------                  ----------------------------
27711 Diaz Road                              Lougene Williams
---------------------------
Temecula, CA 92590
---------------------------


Address:

c/o Hudson Respiratory Care                  /s/ Jeffrey D. Brown
---------------------------                  ----------------------------
27711 Diaz Road                              Jeffrey D. Brown
---------------------------
Temecula, CA 92590
---------------------------


Address:

c/o Hudson Respiratory Care                  /s/ Brian W. Morgan
---------------------------                  ----------------------------
27711 Diaz Road                              Brian W. Morgan
---------------------------
Temecula, CA 92590
---------------------------

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                                  ADDITIONAL
                                  ----------
                            SUBORDINATED CREDITORS
                            ----------------------


Address:

c/o Hudson Respiratory Care                  /s/ Ola Magnusson
---------------------------                  ----------------------------
27711 Diaz Road                              Ola Magnusson
---------------------------
Temecula, CA 92590
---------------------------


Address:

c/o Hudson Respiratory Care                  /s/ Patrick Yount
---------------------------                  ----------------------------
27711 Diaz Road                              Patrick Yount
---------------------------
Temecula, CA 92590
---------------------------


Address:

c/o Hudson Respiratory Care                  /s/ Jeri E. Eiserman
---------------------------                  ----------------------------
27711 Diaz Road                              Jeri E. Eiserman
---------------------------
Temecula, CA 92590
---------------------------


Address:

c/o Hudson Respiratory Care                  /s/ Douglas Y. Handa
---------------------------                  ----------------------------
27711 Diaz Road                              Douglas Y. Handa
---------------------------
Temecula, CA 92590
---------------------------

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